EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Nine Month Report of Kreisler Manufacturing Corporation (the “Company”) on Form 10-QSB for the nine months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “report”), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, the undersigned, in my capacities as set forth below, hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD L. STERN,	Chief Executive Officer and Chief Financial Officer	Date: May 13, 2000